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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated June 29, 1999, included in GT Interactive Software Corp.'s Annual Report on Form 10-K for the fiscal year ended March 31, 1999 and to all references to our Firm included in this registration statement.



                                      /s/ ARTHUR ANDERSEN LLP


New York, New York

July 14, 1999